SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 1994

                             BARNES GROUP INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                  DELAWARE
                 ---------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

               1-4801                           06-0247840
           ---------------        -----------------------------------
      (Commission File Number)    (I.R.S. Employer Identification No.)

               123 Main Street, Bristol, Connecticut  06010
               ----------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)

                               (203) 583-7070
              ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

       _________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.  Changes in Registrant's Certifying Accountant.

1. The Audit Committee of the Board of Directors of Barnes Group Inc. met in the fourth quarter of 1993 to consider the selection of independent auditors for 1994. The Audit Committee, upon the recommendation of management, recommended to the Board of Directors that Price Waterhouse be selected as the Company's independent auditors for 1994. At a meeting held on December 15, 1993, the Board of Directors accepted the recommendation of the Audit Committee and proposed that the stockholders approve the selection of Price Waterhouse as the Company's independent auditors for 1994.

2. If the stockholders of Barnes Group Inc. approve the selection of Price Waterhouse as the Company's independent auditors for 1994 at the Annual Meeting of Stockholders to be held on April 6, 1994, Ernst & Young will be dismissed as independent auditors for Barnes Group Inc. on April 6, 1994.

3. The reports of Ernst & Young dated January 26, 1993 and January 28, 1994 for the fiscal years ended December 31, 1992 and December 31, 1993 contained no adverse opinion, disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principles, except that the reports reflected that the Company adopted effective January 1, 1992 Financial Accounting Standards 109, 106, and 112 relating to income taxes and certain post-retirement and post-employment benefits. Ernst & Young agreed with the adoption of these accounting standards. With respect to the fiscal years ended December 31, 1992 and December 31, 1993, there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of Ernst & Young would have caused it to make reference to the matter in its report. No reportable event described in paragraph (a)(1)(v) of Item 304 of Regulation S-K has occurred during the Company's fiscal years ended December 31, 1992 and December 31, 1993.

4. The Company did not consult with Price Waterhouse during the fiscal years ended December 31, 1992 and December 31, 1993 on any matter which was the subject of any disagreement or any reportable event or on the application of accounting principles to a specified transaction, either completed or proposed.

5. The Company has requested Ernst & Young to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated March 4, 1994, is filed as Exhibit 16 to this Form 8-K

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BARNES GROUP INC.
                                      -----------------
                                          (Registrant)

Date:  March 4, 1994        By: John E. Besser
- -------------------------      --------------------------------
                              Title:    Senior Vice President,
                                        Finance & Law